Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I the undersigned hereby certify that to the best of my knowledge:

1.	this annual report on Form 20-F of British Telecommunications plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of British Telecommunications plc.

Date: May 23, 2013

/s/ Tony Chanmugam
Name: Tony Chanmugam
Principal Executive Officer
Principal Financial Officer